UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) December 14, 2006

DIGITAL LEARNING MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26293	20-1661391
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

680 Langsdorf Drive, Suite 203 Fullerton, California	92831
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 921-3444

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report.

On December 14, 2006 the Company issued 250,000 shares of its common stock to David Kagel, Esq in exchange for legal services rendered in the amount of $2,500.00. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 500,000 shares of its common stock to Dan Madoni in exchange for the providing of software engineering services with a value of $500. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 1,250,000 shares of its common stock to Craig Nagasugi in exchange for the release of indebtedness in the amount of $10,000.00. The indebtedness was converted to shares of common stock at a per share price of $0.008. The shares were issued in reliance on Section 4(2) and/or Section 3(9) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 100,000 shares of its common stock to Shariff Hasan in exchange for the release of indebtedness in the amount of $2,500.00. The indebtedness was converted to shares of common stock at a per share price of $0.025. The shares were issued in reliance on Section 4(2) and/or Section 3(9) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 100,000 shares of its common stock to Mark Malone in exchange for the release of indebtedness in the amount of $1,000.00. The indebtedness was converted to shares of common stock at a per share price of $0.01. The shares were issued in reliance on Section 4(2) and/or Section 3(9) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 25,000 shares of its common stock to Dr. Gregory Frazer in exchange for services rendered as an independent director. The shares were issued at a per share price of $0.01. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 25,000 shares of its common stock to Dr. Khalid Sheikh in exchange for services rendered as an independent director. The shares were issued at a per share price of $0.01. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 150,000 shares of its common stock to Al Jinnah in exchange for services rendered as an offider of the Company. The shares were issued at a per share price of $0.01. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 1,000,000 shares of its common stock to Adnan Mann as a bonus for services rendered as an employee. The shares were issued at a per share price of $0.001. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 500,000 shares of its common stock to Mirador Consulting in exchange for services rendered with a value of $10,000.00. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

On December 14, 2006 the Company issued 500,000 shares of its common stock to Moonlight Candles in exchange for services rendered with a value of $10,000.00. The shares were issued at a per share price of $0.01. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and contain a restrictive legend in accordance with Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LEARNING MANAGEMENT CORPORATION

Date: December 21, 2006	By:	/s/ Craig Nagasugi

Name: Craig Nagasugi Title: Chief Executive Officer